UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 14, 2010

StoneMor Partners L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50910	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Veterans Highway, Suite B, Levittown, PA	19056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 30, 2010, StoneMor Partners L.P. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the acquisition of one warehouse and 9 cemeteries from SCI Funeral Services, LLC, an Iowa limited liability company, SCI Michigan Funeral Services, Inc., a Michigan corporation, Hillcrest Memorial Company, a Delaware corporation, Christian Memorial Cultural Center, Inc., a Michigan corporation, Sunrise Memorial Gardens Cemetery, Inc., a Michigan corporation, and Flint Memorial Park Association, a Michigan corporation, as applicable (collectively, the “Predecessor Companies”). On June 15, 2010, the Company filed Amendment No. 1 to the Initial Form 8-K (“Amendment No. 1”) solely to amend and supplement the Initial Form 8-K to include financial statements and pro forma financial information related to the Predecessor Companies permitted to be filed by an amendment to the Initial Form 8-K not later than 71 calendar days after the date that the Initial Form 8-K was required to be filed.

The Company is filing this Current Report on Form 8-K to supplement the Initial Form 8-K and Amendment No. 1 to include financial statements and pro forma financial information related to the Predecessor Companies set forth in Item 9.01 below.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The Predecessor Companies of Service Corporation International (Formerly Known as Certain Wholly-Owned Subsidiaries of Service Corporation International) Combined Financial Statements for the Years Ended December 31, 2009 and 2008 and Independent Auditor’s Report attached hereto as Exhibit 99.1 and incorporated herein by reference:

Independent Auditor’s Report

Combined Balance Sheets as of December 31, 2009 and 2008

Combined Statements of Operations for the Years Ended December 31, 2009 and 2008

Combined Statements of Changes in Owner’s Equity for the Years Ended December 31, 2009 and 2008

Combined Statements of Cash Flows for the Years Ended December 31, 2009 and 2008

Notes to Combined Financial Statements

(b) Pro forma financial information.

Unaudited Pro Forma Condensed Combined Financial Statements attached hereto as Exhibit 99.2 and incorporated herein by reference:

Introduction

Unaudited Pro Forma Condensed Statement of operations for the six months ended June 30, 2010

Unaudited Pro Forma Condensed Statement of operations for the year ended December 31, 2009

Notes to Pro Forma Condensed Combined Financial Information (Unaudited)

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Harper & Pearson Company, P.C.

99.1	Audited Combined Balance Sheets of the Predecessor Companies of Service Corporation International (Formerly Known as Certain Wholly-Owned Subsidiaries of Service Corporation International) as of December 31, 2009 and 2008 and the related Statements of Operations, Changes in Owner’s Equity, and Cash Flows for the years ended December 31, 2009 and 2008, and the notes thereto.

99.2	Unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2010 and the year ended December 31, 2009, and the notes thereto of StoneMor Partners L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

By:	StoneMor GP LLC
its general partner

By:	/S/ WILLIAM R. SHANE
Name:	William R. Shane
Title:	Executive Vice President and Chief Financial Officer

Date: September 14, 2010

S-1

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Harper & Pearson Company, P.C.

99.1	Audited Combined Balance Sheets of the Predecessor Companies of Service Corporation International (Formerly Known as Certain Wholly-Owned Subsidiaries of Service Corporation International) as of December 31, 2009 and 2008 and the related Statements of Operations, Changes in Owner’s Equity, and Cash Flows for the years ended December 31, 2009 and 2008, and the notes thereto.

99.2	Unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2010 and the year ended December 31, 2009, and the notes thereto of StoneMor Partners L.P.